                                        PIONEER
                               [LOGO]   INVESTMENTS-REGISTERED TRADEMARK-


PIONEER
LIMITED MATURITY
BOND FUND


ANNUAL REPORT 11/30/00

TABLE OF CONTENTS
---------------------------------------------------------------------------

Letter from the President                                             1


Portfolio Summary                                                     2


Performance Update                                                    3


Portfolio Management Discussion                                       6


Schedule of Investments                                               9


Financial Statements                                                 15


Notes to Financial Statements                                        21


Report of Independent Public Accountants                             25


Results of Shareowner Meeting                                        26


Trustees, Officers and Service Providers                             27


The Pioneer Family of Mutual Funds                                   28

PIONEER LIMITED MATURITY BOND FUND

LETTER FROM THE PRESIDENT 11/30/00

DEAR SHAREOWNER,
--------------------------------------------------------------------------------
The year 2000, the last year of the old millenium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millenium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER
I'm very happy to report that, on October 24, 2000, Pioneer Investment Management, Inc. became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER LIMITED MATURITY BOND FUND

PORTFOLIO SUMMARY 11/30/00

PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

Corporate Bonds                                 51%
U.S. Government Agency Obligations              39%
U.S. Government Obligations                     10%


PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[PIE CHART]

Treasury/Agency           48%
AAA                       12%
A                         12%
BBB                       18%
Below BBB                  9%
Commercial Paper           1%


10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.  U.S. Treasury Notes, 6.5%, 5/15/05                                    3.18%
  2.  U.S. Treasury Bond, 7.875%, 11/15/07                                  3.02
  3.  Government National Mortgage Association, 7.0%, 4/15/29               2.68
  4.  Government National Mortgage Association II, 7.5%, 8/20/27            2.64
  5.  Government National Mortgage Association II, 7.0%, 1/20/29            2.49
  6.  U.S. Treasury Notes, 6.625%, 5/15/07                                  2.47
  7.  Spieker Properties L.P., 6.8%, 12/15/01                               2.31
  8.  Federal National Mortgage Association, 8.0%, 7/1/30                   2.22
  9.  Deutsche Telekom International Finance, 7.75%, 6/15/05                2.07
 10.  Government National Mortgage Association II, 7.5%, 8/20/28            1.96

Fund holdings will vary for other periods.

PIONEER LIMITED MATURITY BOND FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $3.58           $3.62

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.221          -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

               NET ASSET  PUBLIC OFFERING
PERIOD           VALUE         PRICE*
Life-of-Fund     4.88%         4.56%
(8/10/92)
5 Years          4.74          4.21
1 Year           5.18          2.63
-----------------------------------------

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000+

          Pioneer Limited Maturity   Merrill Lynch 1-3 Year     Lehman Brothers Government/
                 Bond Fund*              Treasury Index       Corporate Bond Index-Intermediate
    8/92          $9,750                    $10,000                   $10,000
   11/92          $9,809                    $10,018                   $9,969
                  $10,204                   $10,372                   $10,562
                  $10,425                   $10,623                   $10,938
                  $10,466                   $10,586                   $10,700
   11/94          $10,457                   $10,697                   $10,739
                  $11,122                   $11,375                   $11,732
                  $11,466                   $11,810                   $12,297
                  $11,606                   $11,975                   $12,270
   11/96          $12,062                   $12,494                   $13,013
                  $12,332                   $12,766                   $13,175
                  $12,743                   $13,235                   $13,835
                  $13,094                   $13,657                   $14,337
   11/98          $13,543                   $14,207                   $15,059
                  $13,633                   $14,380                   $15,022
                  $13,743                   $14,674                   $15,228
                  $13,820                   $14,978                   $15,394
   11/00          $14,455                   $15,684                   $16,410

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $3.58           $3.62

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.195          -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                      IF        IF
PERIOD               HELD    REDEEMED*
Life-of-Fund         4.20%    4.20%
(4/4/94)
5 Years              3.89     3.89
1 Year               4.44     2.46
-----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[CHART]
GROWTH OF $10,000+

       Pioneer Limited Maturity   Merrill Lynch 1-3 Year     Lehman Brothers Government/
              Bond Fund*              Treasury Index       Corporate Bond Index-Intermediate
  4/94         $10,000                    $10,000                      $10,000
                $9,987                    $10,014                      $10,007
                $9,961                    $10,119                      $10,043
               $10,539                    $10,761                      $10,972
 11/95         $10,850                    $11,172                      $11,501
               $10,910                    $11,328                      $11,475
               $11,325                    $11,819                      $12,170
               $11,521                    $12,077                      $12,322
               $11,845                    $12,520                      $12,939
  5/98         $12,107                    $12,919                      $13,409
               $12,496                    $13,440                      $14,084
               $12,521                    $13,603                      $14,049
               $12,576                    $13,881                      $14,242
               $12,603                    $14,169                      $14,397
 11/00         $13,135                    $14,837                      $15,347

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $3.59           $3.62

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.225          -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
(As of November 30, 2000)

                     IF        IF
PERIOD              HELD    REDEEMED
Life-of-Fund        4.37%    4.37%
(4/9/98)
1 Year              5.60%    5.60%
-----------------------------------------

* Assumes reinvestment of distributions.

[CHART]

GROWTH OF $10,000+

             Pioneer Limited Maturity      Merrill Lynch 1-3 Year        Lehman Brothers Government/
                     Bond Fund*                Treasury Index         Corporate Bond Index-Intermediate
 4/98                 $10,000                      $10,000                            $10,000
                      $10,050                      $10,053                            $10,073
                      $10,255                      $10,281                            $10,333
11/98                 $10,432                      $10,458                            $10,580
                      $10,444                      $10,485                            $10,524
                      $10,518                      $10,585                            $10,554
                      $10,488                      $10,682                            $10,560
11/99                 $10,602                      $10,801                            $10,699
                      $10,631                      $10,885                            $10,711
                      $10,678                      $11,026                            $10,815
                      $11,014                      $11,295                            $11,220
11/00                 $11,196                      $11,545                            $11,529

+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION 11/30/00

Treasury securities, particularly long-term bonds, outperformed the overall fixed income market during the 12-month period ended November 30, 2000. In the following discussion, Richard Schlanger, a key member of the team responsible for the management of Pioneer Limited Maturity Bond Fund, provides an update on the Fund, the economic environment and the investment strategies that influenced performance during the fiscal year.

Q:   HOW DID PIONEER LIMITED MATURITY BOND FUND PERFORM OVER THE 12-MONTH
     PERIOD?

A: For the 12 months ended November 30, the Fund's Class A shares and Class B shares returned 5.18% and 4.44%, respectively, at net asset value. In comparison, the average return of funds in the short-intermediate investment-grade debt category of Lipper, Inc. was 6.55%. (Lipper is an independent firm that tracks mutual fund performance.) For the year ended November 30, 2000, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index returned 6.87% and 7.77%, respectively.

     Throughout the 12-month period, the Fund delivered a consistent level of income. The 30-day SEC yield of Class A shares, for example, was 6.67% on November 30, 2000 compared to 6.83% six months ago, despite nearly a 0.70% drop in 5-year Treasury note yields.

     On a total return basis, performance improved markedly during the second half of the year as we encountered fewer credit problems. Fund performance was helped by our decisions to increase Treasuries and to decrease finance-related securities because of their credit risks. We sold NationsBank Corp. when it was acquired by Citigroup, and also liquidated Citicorp and Bank One. We chose to sell premium mortgage securities and instead buy current coupon mortgages to lessen prepayment risks.


Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

A: It was a year of contrasts, with interest rates rising and bond prices falling during the first half, while rates fell and bond prices rose during the second six months. Throughout the 12-month period, long-term Treasuries, in

PIONEER LIMITED MATURITY BOND FUND

     which the Fund cannot invest, led the fixed income market's performance. The performance of Treasuries was helped by several technical factors that shifted the supply/demand relationship. Strong tax receipts helped increase the federal government's budget surplus, and the Treasury Department continued to pay down debt. Faced with a diminishing supply of Treasuries, investors flocked to Treasuries with longer maturities, which were in particularly limited supply.


     Elsewhere in the fixed income markets, the differences or spreads between the yields of Treasuries and other securities grew larger - or widened - with non-Treasury securities underperforming Treasuries. Faced with the possibility of slowing economic growth, investors tended to de-emphasize debt securities with credit risk and migrated to solid corporate credits. Just as with stocks, if there were a problem within a sector, the securities of companies in the entire sector became victims of guilt by association and most names suffered. Particularly hard hit were lower-quality, high yield bonds, whose prices fell even as Treasury securities increased in price. Examples of Fund holdings affected by this trend included J.C. Penny and Shopko stores.


Q:   WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

A: During the first half of the year, the Fund's Treasury weighting declined. These securities were the most liquid - or easily traded - instruments during a time when investors moved away from most types of corporate securities. In the final six months of the period, however, we added to our Treasury position, while reducing our bank and finance exposure. We believed we were late in this period of economic expansion, and banks could begin to experience problems with non-performing loans. We also reduced premium - or high-coupon - mortgage securities because we thought that, as interest rates declined, homeowners could refinance their mortgages at lower interest rates. If prepayments were to increase, the prices of mortgage-backed securities, especially those with premium coupons, could decline. At the same time that we lowered the Fund's premium mortgage holdings, we increased exposure to other mortgages with more pre-payment protection, as well as to energy industry-related securities, which we thought would perform well in a period of stable, high

PIONEER LIMITED MATURITY BOND FUND
     energy prices. We added VALERO ENERGY and NISOURCE FINANCE CORP. to the portfolio over the period.


     During the final six months of the fiscal year, we raised the Fund's weightings in Treasury and government-agency securities, in mortgage pass-through securities and in industrial sector bonds. Treasuries and agencies rose from 8.0% at May 31, 2000 to 12.5% of net assets, mortgage-pass through securities climbed from 19.8% to 22.9% of net assets and industrial issues rose from 20.4% to 23.9% of net assets. In the same six-month period, bank and finance bonds were reduced from 16.2% of net assets to 7.0%, collateralized mortgage obligations (CMOs) declined from 14.2% to 13.8% of net assets and asset-backed securities declined from 13.9% to 12.3% of net assets.

     In the final six months of the fiscal year, we did not dramatically shorten or extend the Fund's duration. At November 30, 2000, the Fund's duration (or measurement of risk) was 2.84 years. Average credit quality of the portfolio has remained relatively high, at AA. (Ratings apply to underlying portfolio securities, not Fund shares.)


Q:   WHAT IS YOUR OUTLOOK?

A: We believe economic growth is beginning to slow, and that the Federal Reserve will lower short-term interest rates. We have already begun to see signs that the spreads between the yields of corporate securities and Treasuries may narrow, which should support the performance of corporate securities. We believe short-term rates may decline more than long-term rates, which already have fallen substantially since the beginning of the year.

     Given this view, we are optimistic about the market for investment grade, limited maturity bonds and think the Fund is well positioned to provide shareowners with an attractive total return.

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT     (UNAUDITED)                                                       VALUE
                           CORPORATE BONDS - 51.4%
                           ASSET-BACKED - 12.5%
 $ 188,364  AAA/Aaa        Advanta Mortgage Loan Trust, Series
                           93-4A, 5.55%, 3/25/10                      $    184,067
   400,000  AAA/Aaa        Americredit Automobile Receivables Trust,
                           Series 1999-B A4, 5.96%, 3/5/06                 396,888
   250,000  AAA/Aaa        Boston Edison Company, 1999-1 A4,
                           6.91%, 9/15/09                                  253,588
   500,000  AAA/Aaa        California Infrastructure SCE-1, Series
                           1997-1, 6.28%, 9/25/05                          498,915
   254,515  AAA/Aaa        Carco Auto Loan Master Trust, Series
                           1997-1A, 6.689%, 8/15/04                        254,548
   350,000  AAA/Aaa        Citibank Credit Card Master Trust I, Series
                           1999-5A, 6.1%, 5/15/08                          341,320
   250,000  AAA/Aaa        Comed Transitional Funding Trust, Series
                           1997- RA1, 5.34%, 3/25/04                       246,965
   398,576  A-/Baa1        Continental Airlines, Series 1998-3 Pass
                           Through Trust, C-1, 7.08%, 11/1/04              395,136
   282,804  AAA/Aaa        CoreStates Home Equity Trust, Series
                           1994-1, 6.65%, 5/15/09                          280,660
   500,000  AAA/Aaa        Discover Card Master Trust, Series
                           1998-7A, 5.6%, 5/15/06                          488,750
   403,540  AAA/Aaa        Discover Card Master Trust, Series
                           1997-2, 6.792%, 4/16/10                         412,810
   500,000  AAA/Aaa        Greenpoint Manufactured Housing, Series
                           1999-1A2, 6.01%, 8/15/15                        495,545
    56,711  AAA/Aaa        Premier Auto Trust, Series 1997-1A4,
                           6.35%, 4/6/02                                    56,348
                                                                      ------------
                                                                      $  4,305,540
                                                                      ------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 1.3%
    57,276  AAA/Aaa        Mortgage Capital Funding Inc., 1995-MCI
                           Class A1B, 7.6%, 5/25/27                   $     57,849
   410,564  AAA/Aaa        National Realty Finance 1999-A2,
                           6.074%, 1/15/08                                 399,659
                                                                      ------------
                                                                      $    457,508
                                                                      ------------

   The accompanying notes are an integral part of these financial statements.
                                                                               9

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00                                     (CONTINUED)

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT     (UNAUDITED)                                                       VALUE
                           CORPORATE BONDS - (CONTINUED)
                           BASIC MATERIALS - 1.5%
 $ 500,000  BBB/Baa1       USX Corp., 7.2%, 2/15/04                   $    501,715
                                                                      ------------
                                                                      $    501,715
                                                                      ------------
                           CAPITAL GOODS - 0.9%
   325,000  BBB/Ba1        USA Waste Services, 6.5%, 12/15/02         $    314,411
                                                                      ------------
                                                                      $    314,411
                                                                      ------------
                           COMMUNICATION SERVICES - 2.7%
   700,000  A-/A2          Deutsche Telekom International Finance,
                           7.75%, 6/15/05                             $    712,131
   150,000  B/B2           Nextlink Communications Inc., 10.75%, 6/1/09    101,250
   100,000  BBB-/Baa3      Union Pacific Corp., 6.125%, 1/15/04             96,717
                                                                      ------------
                                                                      $    910,098
                                                                      ------------
                           CONSUMER CYCLICALS - 6.5%
   500,000  BBB-/Baa3      A. H. Belo Corp., 6.875%, 6/1/02           $    491,195
   500,000  BBB/Baa2       Delphi Auto Systems, 6.125%, 5/1/04             476,855
   500,000  A/A2           General Motors Acceptance Corp., 7.5%, 7/15/05  506,850
   200,000  BBB-/Baa3      Penny (J.C.) & Co., Inc., 6.5%, 6/15/02         166,356
 1,000,000  BBB-/Baa3      Shopko Stores, 6.5%, 8/15/03                    602,500
                                                                      ------------
                                                                      $  2,243,756
                                                                      ------------
                           CONSUMER STAPLES - 6.5%
   350,000  B+/B2          Charter Communications Holdings LLC.,
                           8.25%, 4/1/07                              $    303,625
   700,000  B+/B1          Echostar DBS Corp., 9.25%, 2/1/06               637,000
   500,000  B/B2           Playtex Family Products Corp., 9.0%, 12/15/03   460,000
   500,000  B-/B3          Premier Parks, Inc., 9.75%, 6/15/07             467,500
   350,000  BBB+/Baa2      SUPERVALU Inc., 9.75%, 6/15/04                  369,964
                                                                      ------------
                                                                      $  2,238,089
                                                                      ------------
                           ENERGY - 5.9%
   500,000  A-/A3          Conoco Inc., 5.9%, 4/15/04                 $    489,070
   500,000  BB+/Ba1        Gulf Canada Resources Ltd., 9.625%, 7/1/05      523,780
   500,000  A-/A3          Nabors Industries, 6.8%, 4/15/04                497,730
   300,000  A-/Baa2        Santa Fe Snyder Corp., 8.05%, 6/15/04           309,957
   200,000  BBB-/Baa3      Valero Energy Corp., 7.375%, 3/15/06            201,366
                                                                      ------------
                                                                      $  2,021,903
                                                                      ------------


   The accompanying notes are an integral part of these financial statements.
10

PIONEER LIMITED MATURITY BOND FUND

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT     (UNAUDITED)                                                       VALUE
                          CORPORATE BONDS - (CONTINUED)
                          FINANCIAL - 6.5%
 $ 500,000  BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08 $    437,480
   300,000  A/A2          Ford Motor Credit Corp., 6.7%, 7/16/04           294,540
   200,000  A+/A1         Goldman Sachs Group, 7.35%, 10/1/09              197,384
   500,000  BBB-/Baa2     The Rouse Co., 8.05%, 3/23/01                    499,090
   800,000  BBB/Baa2      Spieker Properties L.P., 6.8%, 12/15/01          793,200
                                                                      ------------
                                                                      $  2,221,694
                                                                      ------------
                          HEALTHCARE - 1.4%
   500,000  A-/Baa1       Guidant Corp., 6.15%, 2/15/06               $    469,315
                                                                      ------------
                                                                      $    469,315
                                                                      ------------
                          TECHNOLOGY - 1.7%
   325,000  A/A2          Computer Sciences Corp., 7.5%, 8/8/05       $    330,138
   250,000  BBB+/Baa1     Sun Microsytems Inc., 7.35%, 8/15/04             253,098
                                                                      ------------
                                                                      $    583,236
                                                                      ------------
                          TRANSPORTATION - 1.4%
   500,000  BB/Ba2        Northwest Airlines Corp., 8.52%, 4/7/04     $    486,555
                                                                      ------------
                                                                      $    486,555
                                                                      ------------
                          UTILITIES - 2.6%
   250,000  BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05        $    253,660
   500,000  BBB-/Baa2     KN Energy Inc., 6.45%, 11/30/01                  495,630
   150,000  BBB/Baa2      NiSource Finance Corp., 7.875%, 11/15/10
                          (144A)                                           152,795
                                                                      ------------
                                                                      $    902,085
                                                                      ------------
                          TOTAL CORPORATE BONDS
                          (Cost $18,454,830)                          $ 17,655,905
                                                                      ------------
                          U.S. GOVERNMENT AGENCY
                          OBLIGATIONS - 48.6%
   300,000                Federal Home Loan Mortgage Corp.,
                          6.22%, 6/24/08                              $    287,961
   498,283                Federal Home Loan Mortgage Corp.,
                          7.5%, 7/1/30                                     502,309


   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00                                     (CONTINUED)

PRINCIPAL
AMOUNT                                                                    VALUE
                U.S. GOVERNMENT AGENCY
                OBLIGATIONS - (CONTINUED)
 $ 26,240       Federal Home Loan Mortgage Corp., REMIC
                Series 1132I, 8.0%, 5/15/06                          $     26,226
   31,493       Federal Home Loan Mortgage Corp., REMIC
                Series 1181H, 7.0% 7/15/06                                 31,427
  301,011       Federal Home Loan Mortgage Corp., REMIC
                Series 1145G, 8.0%, 9/15/06                               308,594
   84,363       Federal Home Loan Mortgage Corp., REMIC
                Series 1564J, 6.5%, 7/15/08                                83,972
  500,000       Federal Home Loan Mortgage Corp., REMIC
                Series 1848PB, 7.0%, 2/15/20                              502,975
  128,788       Federal Home Loan Mortgage Corp., REMIC
                Series 1206H, 7.0%, 3/15/21                               128,909
  344,402       Federal Home Loan Mortgage Corp., REMIC
                Series 1987PM, 6.5%, 10/15/21                             343,965
      661       Federal Home Loan Mortgage Corp., REMIC
                Series 1590K, 6.5%, 10/15/23                                  661
  471,727       Federal Home Loan Mortgage Corp., REMIC
                Series 2043G, 6.5%, 4/15/28                               454,962
  641,333       Federal National Mortgage Association,
                7.5%, 8/1/20 - 4/1/30                                     647,230
  747,908       Federal National Mortgage Association,
                8.0%, 7/1/30                                              762,702
  350,000       Federal National Mortgage Association,
                Medium Term Note, 5.9%, 6/19/03                           346,167
  250,000       Federal National Mortgage Association,
                Medium Term Note, 6.16%, 3/2/09                           237,720
  258,583       Federal National Mortgage Association, REMIC
                Series 1992-145, 7.15%, 7/25/03                           258,423
  302,837       Federal National Mortgage Association, REMIC
                Series 1995-23D, 7.0%, 10/25/07                           308,536
  474,565       Federal National Mortgage Association, REMIC
                Series 1993-129KB, 6.5%, 4/25/08                          475,400

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

PRINCIPAL
AMOUNT                                                                     VALUE
                U.S. GOVERNMENT AGENCY
                OBLIGATIONS - (CONTINUED)
 $ 18,754       Federal National Mortgage Association, REMIC
                Series 1988-26C, 7.5%, 7/25/18                       $     18,680
   46,549       Federal National Mortgage Association, REMIC
                Series 1993-17PE, 6.75%, 6/25/19                           46,314
  453,573       Federal National Mortgage Association, REMIC
                Series 1993-23PJ, 6.7%, 7/25/19                           451,541
  528,872       Federal National Mortgage Association, REMIC
                Series 1998-50EN, 6.5%, 9/25/28                           515,560
  500,000       Government National Mortgage Association,
                7.0%, TBA                                                 497,865
  268,572       Government National Mortgage Association,
                6.5%,. 2/15/29                                            262,166
  924,768       Government National Mortgage Association,
                7.0%, 4/15/29                                             920,820
  768,638       Government National Mortgage Association,
                7.5%, 2/15/26 - 10/15/29                                  778,246
  472,433       Government National Mortgage Association,
                7.75%, 2/15/30                                            480,578
  397,257       Government National Mortgage Association,
                REMIC Series 1998-24A, 6.5%, 11/20/24                     397,476
2,003,368       Government National Mortgage Association II,
                7.5%, 3/20/26 - 8/20/28                                 2,019,215
  862,862       Government National Mortgage Association II,
                7.0%, 1/20/29                                             856,210
  276,797       Government National Mortgage Association II,
                6.5%, 2/20/29 - 3/20/29                                   269,243
1,050,000       U.S. Treasury Notes, 6.5%, 5/15/05                      1,091,916
  800,000       U.S. Treasury Notes, 6.625%, 5/15/07                      848,704

The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00                                     (CONTINUED)

PRINCIPAL
AMOUNT                                                                      VALUE

                  U.S. GOVERNMENT AGENCY
                  OBLIGATIONS - (CONTINUED)
 $1,000,000       U.S. Treasury Bond, 7.875%, 11/15/07               $  1,037,870
    500,000       U.S. Treasury Notes, 6.0%, 8/15/09                      516,710
                                                                     ------------
                  TOTAL U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS
                  (Cost $16,676,760)                                  $16,717,253
                                                                     ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 100.0%
                  (Cost $35,131,590) (a)(b)                           $34,373,158
                                                                     ------------
                                                                     ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2000, the value of these securities amounted to $152,795 or 0.4% of total net assets.


(a) At November 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $35,131,590 was as follows:

Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost           $    252,525
                                                                   ------------
Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value             (1,010,957)
                                                                   ------------
Net unrealized loss                                                $   (758,432)
                                                                   ------------
                                                                   ------------
b) At November 30, 2001, the Fund had a net capital loss carryforward of $5,890,696 which will expire between 2000 and 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investment) for the year ended November 30, 2000 were as follows:

                                           Purchases         Sales
                                           -----------       -----------
Long-term U.S. Government                  $14,901,868       $17,028,561
Other Long-term Securities                   3,700,103        23,293,351


   The accompanying notes are an integral part of these financial statements.
14

PIONEER LIMITED MATURITY BOND FUND

BALANCE SHEET 11/30/00


ASSETS:
  Investment in securities, at value (cost $35,131,590)                  $34,373,158
  Receivables -
      Investment securities sold                                           1,014,477
      Fund shares sold                                                       488,271
      Interest                                                               461,055
      Due from Pioneer Investment Management, Inc.                            51,534
  Other                                                                        3,801
                                                                         -----------
        Total assets                                                     $36,392,296
                                                                         -----------
LIABILITIES:
  Payables -
      Investment securities purchased                                    $ 1,016,713
      Fund shares repurchased                                                 10,930
      Dividends                                                               36,254
  Due to Bank                                                                 51,851
  Due to affiliates                                                           39,241
  Accrued expenses                                                            68,510
                                                                         -----------
        Total liabilities                                                $ 1,223,499
                                                                         -----------
NET ASSETS:
  Paid-in capital                                                        $41,813,221
  Accumulated undistributed net investment income                             15,884
  Accumulated net realized loss on investments                            (5,901,876)
  Net unrealized loss on investments                                        (758,432)
                                                                         -----------
        Total net assets                                                 $35,168,797
                                                                         -----------
                                                                         -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $28,684,008/8,022,492 shares)                        $      3.58
                                                                         -----------
                                                                         -----------
  Class B (based on $6,215,165/1,737,284 shares)                         $      3.58
                                                                         -----------
                                                                         -----------
  Class Y (based on $269,624/75,068 shares)                              $      3.59
                                                                         -----------
                                                                         -----------
MAXIMUM OFFERING PRICE:
  Class A                                                                $      3.67
                                                                         -----------
                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 11/30/00



INVESTMENT INCOME:
  Interest                                                                              $ 3,041,253
                                                                                        -----------
EXPENSES:
   Management fees                                                        $217,745
   Transfer agent fees
      Class A                                                              150,373
      Class B                                                               20,708
      Class Y                                                                  476
   Distribution fees
      Class A                                                               90,674
      Class B                                                               70,181
   Administrative fees                                                      29,982
   Custodian fees                                                           22,032
   Registration fees                                                        45,751
   Professional fees                                                        34,812
   Printing                                                                 19,988
   Fees and expenses of nonaffiliated trustees                              17,742
   Miscellaneous                                                             8,702
                                                                         -----------
      Total expenses                                                                    $   729,166
      Less management fees waived
           and expenses reimbursed by Pioneer
           Investment Management, Inc.                                                     (301,415)
      Less fees paid indirectly                                                             (13,986)
                                                                                         -----------
      Net expenses                                                                      $   413,765
                                                                                         -----------
           Net investment income                                                        $ 2,627,488
                                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                     $(1,641,766)
   Change in net unrealized loss on investments                                             916,623
                                                                                         -----------
      Net loss on investments                                                           $  (725,143)
                                                                                         -----------
      Net increase in net assets resulting from operations                              $ 1,902,345
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.
16

 PIONEER LIMITED MATURITY BOND FUND

 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEARS ENDED 11/30/00 AND 11/30/99


                                                                     YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                                      11/30/00          11/30/99
  Net investment income                                              $   2,627,488    $   3,408,183
  Net realized loss on investments                                      (1,641,766)        (592,766)
  Change in net unrealized loss on investments                             916,623       (2,082,562)
                                                                     --------------   --------------
           Net increase in net assets resulting from operations      $   1,902,345    $     732,855
                                                                     --------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.22 and $0.21 per share, respectively)                $  (2,241,137)   $  (2,844,985)
    Class B ($0.20 and $0.18 per share, respectively)                     (384,880)        (516,835)
    Class Y ($0.23 and $0.23 per share, respectively)                      (16,757)         (23,908)
                                                                     --------------   --------------
      Total distributions to shareowners                             $  (2,642,774)   $  (3,385,728)
                                                                     --------------   --------------
FROM FUND SHARE TRANSACTIONS:
    Net proceeds from sale of shares                                 $  23,507,726    $  49,295,514
    Reinvestment of distributions                                        2,098,267        2,647,588
    Cost of shares repurchased                                         (47,887,120)     (50,875,886)
                                                                     --------------   --------------
      Net increase (decrease) in net assets resulting
           from fund share transactions                              $ (22,281,127)   $   1,067,216
                                                                     --------------   --------------
      Net decrease in net assets                                     $ (23,021,556)   $  (1,585,657)
NET ASSETS:
  Beginning of year                                                     58,190,353       59,776,010
                                                                     --------------   --------------
  End of year (including accumulated undistributed
    net investment income of
    $15,884 and $25,459, respectively).                              $  35,168,797    $  58,190,353
                                                                     --------------   --------------
                                                                     --------------   --------------

CLASS A                                 '00 SHARES       '00 AMOUNT       '99 SHARES      '99 AMOUNT
Shares sold                                5,818,637    $  20,735,697      10,232,153    $  38,074,896
Reinvestment of distributions                510,975        1,825,177         621,135        2,294,085
Less shares repurchased                  (11,507,189)     (41,052,424)    (10,637,046)     (39,466,164)
                                        -------------   --------------   -------------   --------------
      Net increase (decrease)             (5,177,577)   $ (18,491,550)        216,242    $     902,817
                                        -------------   --------------   -------------   --------------
                                        -------------   --------------   -------------   --------------
CLASS B
Shares sold                                  716,408    $   2,566,047       3,002,539    $  11,109,190
Reinvestment of distributions                 71,840          256,632          89,263          329,597
Less shares repurchased                   (1,817,940)      (6,494,846)     (3,041,290)     (11,242,752)
                                        -------------   --------------   -------------   --------------
      Net increase (decrease)             (1,029,692)   $  (3,672,167)         50,512    $     196,035
                                        -------------   --------------   -------------   --------------
                                        -------------   --------------   -------------   --------------
CLASS Y
Shares sold                                   57,327    $     205,982          29,860    $     111,428
Reinvestment of distributions                  4,605           16,458           6,463           23,906
Less shares repurchased                      (94,790)        (339,850)        (44,458)        (166,970)
                                        -------------   --------------   -------------   --------------
      Net decrease                           (32,858)   $    (117,410)         (8,135)   $     (31,636)
                                        -------------   --------------   -------------   --------------
                                        -------------   --------------   -------------   --------------

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

FINANCIAL HIGHLIGHTS 11/30/00


                                                               YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               11/30/00      11/30/99     11/30/98       11/30/97       11/30/96
CLASS A
Net asset value, beginning of year                            $  3.62       $  3.78      $  3.77        $  3.79         $  3.84
                                                              -------       -------      -------        -------         -------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.22       $  0.21      $  0.22        $  0.21         $  0.24
   Net realized and unrealized gain (loss) on investments       (0.04)        (0.16)        0.01              -           (0.05)
                                                              -------       -------      -------        -------         -------
         Net increase from investment operations              $  0.18       $  0.05      $  0.23        $  0.21         $  0.19
Distributions to shareowners:
   Net investment income                                        (0.22)        (0.21)       (0.22)         (0.23)          (0.24)
                                                              -------       -------      -------        -------         -------
Net increase (decrease) in net asset value                    $ (0.04)      $ (0.16)     $  0.01        $ (0.02)        $ (0.05)
                                                              -------       -------      -------        -------         -------
Net asset value, end of year                                  $  3.58       $  3.62      $  3.78        $  3.77         $  3.79
                                                              -------       -------      -------        -------         -------
                                                              -------       -------      -------        -------         -------
Total return*                                                    5.18%         1.47%        6.28%          5.64%           5.20%
Ratio of net expenses to average net assets+                     0.88%         0.88%        0.85%          0.87%           0.87%
Ratio of net investment income to average net assets+            6.11%         5.75%        5.78%          6.10%           6.25%
Portfolio turnover rate                                            43%           86%          70%            31%             65%
Net assets, end of year (in thousands)                        $28,684       $47,781      $49,072        $42,058         $54,637
Ratios assuming no waiver of management fees and
   assumption of expenses
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                                  1.58%         1.31%        1.30%          1.44%           1.33%
   Net investment income                                         5.41%         5.32%        5.33%          5.53%           5.79%
Ratios assuming waiver of management fees and
   assumption of expenses
   by PIM and reduction for fees paid indirectly:
   Net expenses                                                  0.85%         0.85%        0.85%          0.85%           0.85%
   Net investment income                                         6.14%         5.78%        5.78%          6.12%           6.27%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

FINANCIAL HIGHLIGHTS 11/30/00


                                                                   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                   11/30/00      11/30/99      11/30/98     11/30/97     11/30/96
CLASS B
Net asset value, beginning of year                                 $  3.62       $  3.78       $  3.76      $  3.79      $  3.85
                                                                   -------       -------       -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income                                           $  0.20       $  0.18       $  0.19      $  0.20      $  0.21
   Net realized and unrealized gain (loss) on investments            (0.04)        (0.16)         0.01        (0.03)       (0.05)
                                                                   -------       -------       -------      -------      -------
         Net increase from investment operations                   $  0.16       $  0.02       $  0.20      $  0.17      $  0.16
Distributions to shareowners:
   Net investment income                                             (0.20)        (0.18)        (0.18)       (0.20)       (0.21)
   In excess of net investment income                                    -             -             -            -        (0.01)
                                                                   -------       -------       -------      -------      -------
NET INCREASE (DECREASE) IN NET ASSET VALUE                         $ (0.04)      $ (0.16)      $  0.02      $ (0.03)     $ (0.06)
                                                                   -------       -------       -------      -------      -------
Net asset value, end of year                                       $  3.58       $  3.62       $  3.78      $  3.76      $  3.79
                                                                   -------       -------       -------      -------      -------
                                                                   -------       -------       -------      -------      -------
Total return*                                                         4.44%         0.64%         5.49%        4.60%        4.37%
Ratio of net expenses to average net assets+                          1.52%         1.62%         1.63%        1.67%        1.69%
Ratio of net investment income to average net assets+                 5.49%         5.04%         5.00%        5.29%        5.40%
Portfolio turnover rate                                                 43%           86%           70%          31%          65%
Net assets, end of year (in thousands)                             $ 6,215       $10,018       $10,264      $ 5,187      $ 4,969
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for fees
   paid indirectly:
   Net expenses                                                       2.21%         2.05%         1.99%        2.25%        2.15%
   Net investment income                                              4.80%         4.61%         4.64%        4.71%        4.94%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                       1.49%         1.61%         1.62%        1.66%        1.67%
   Net investment income                                              5.52%         5.05%         5.01%        5.30%        5.42%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

     The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

FINANCIAL HIGHLIGHTS 11/30/00

                                                           YEAR ENDED       YEAR ENDED       4/9/98 TO
                                                            11/30/00         11/30/99        11/30/98
CLASS Y
Net asset value, beginning of period                        $ 3.62            $ 3.79          $ 3.77
                                                            ------            ------          ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.23            $ 0.23          $ 0.14

  Net realized and unrealized gain
     (loss) on investments                                   (0.03)            (0.17)           0.02
                                                            ------            ------          ------
  Net increase from investment
     operations                                             $ 0.20            $ 0.06          $ 0.16
                                                            ------            ------          ------
Distributions to shareowners:
  Net investment income                                      (0.23)            (0.23)          (0.14)
                                                            ------            ------          ------
Net increase (decrease) in net asset
  value                                                     $(0.03)           $(0.17)         $ 0.02
                                                            ------            ------          ------
Net asset value, end of period                              $ 3.59            $ 3.62          $ 3.79
                                                            ------            ------          ------
Total return*                                                 5.60%             1.64%           4.35%
Ratio of net expenses to average net
  assets+                                                     0.40%             0.48%           0.55%**

Ratio of net investment income to
  average net assets+                                         6.62%             6.18%           5.99%**

Portfolio turnover rate                                         43%               86%             70%

Net assets, end of period
  (in thousands)                                            $  270            $  391          $  440

Ratios assuming no waiver of
  management fees and assumption
  of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                1.09%             0.90%           0.74%**

  Net investment income                                       5.93%             5.76%           5.80%**

Ratios assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                0.35%             0.46%           0.55%**

  Net investment income                                       6.67%             6.20%           5.99%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/001.
-------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Limited Maturity Bond Fund (The Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Fund offers three classes of shares - Class A, Class B and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   As required, effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit & Accounting Guide for Investment Companies and will amortize discount or premium for all debt securities.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/00 (CONTINUED)
-------------------------------------------------------------------------------

   This change will have no impact on the Fund's total net assets and is expected to result in an immaterial increase or reduction in the cost of securities and a corresponding change in net unrealized appreciation (depreciation).

B. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2000, the Fund reclassified $5,711 and $57,666 from paid-in capital to accumulated undistributed net investment income and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. FUND SHARES
   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,792 in underwriting commissions on the sale of fund shares during the year ended November 30, 2000.

D. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

E. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase.
   The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The
   Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. TRANSFER AGENT
PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $23,222 in transfer agent fees payable to PSC at November 30, 2000.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/00 (CONTINUED)
-------------------------------------------------------------------------------

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $16,019 in distribution fees payable to PFD at November 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2000, CDSCs in the amount of $32,408 were paid to PFD.

5. EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000 the Fund's expenses were reduced by $13,986 under such arrangements.

6. LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2000, the Fund had no borrowings under this agreement.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER LIMITED MATURITY BOND FUND:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Limited Maturity Bond Fund (the Fund), as of November 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Limited Maturity Bond Fund as of November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2001

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
-------------------------------------------------------------------------------

On September 11, 2000, Pioneer Limited Maturity Bond Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.

     AFFIRMATIVE                            AGAINST                            ABSTAIN
    6,753,779.973                         108,400.246                       164,231.666

PROPOSAL 2 -- TO ELECT TRUSTEES.

        NOMINEE                            AFFIRMATIVE                         WITHHELD
M.K. Bush                                  6,903,375.940                       123,035.945
J.F. Cogan, Jr.                            6,925,333.912                       101,077.973
Dr. R. H. Egdahl                           6,923,093.756                       103,318.129
M.B.W. Graham                              6,913,322.912                       113,088.973
M.A. Piret                                 6,915,034.685                       111,377.200
D.D. Tripple                               6,925,333.912                       101,077.973
S.K. West                                  6,915,034.685                       111,377.200
J. Winthrop                                6,919,857.890                       106,553.995


PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

-------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
-------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Science & Technology Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
-------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL PLANS
INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

ROTH IRA The $2,000 maximum annual contribution is not tax-deductible; earnings are tax-free for qualified withdrawals.

PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED
SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA For firms with 100 or fewer employees. Employees can make pre-tax contributions, and an employer contribution is required.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed individuals and small-business owners can make tax-deductible contributions of up to 15% of their income. Employer must also contribute for any eligible employees.

EMPLOYER-SPONSORED PLANS
401(K) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(B) PLAN Lets employees of public schools, nonprofit hospitals and certain other tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

-------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new accounts,
prospectuses, applications and service forms                     1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

WRITE TO US AT:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        WWW.PIONEERFUNDS.COM

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

         PIONEER INVESTMENT MANAGEMENT, INC.
[LOGO]   60 STATE STREET                     9499-00-0101
         BOSTON, MASSACHUSETTS 02109         -C- PIONEER FUNDS DISTRIBUTOR, INC.
         WWW.PIONEERFUNDS.COM                PRINTED ON RECYCLED PAPER